UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

Effective December 5, 2014, the Registrant and Tangiers Investors, LP ("Tangiers", or “the Lender”) executed a Master Loan and Security Agreement (the "Agreement") pertaining to an aggregate of nine (9) convertible notes (the “Notes”) previously issued to Tangiers since December 29, 2011, and currently outstanding in the aggregate principal amount of $794,323 plus accrued interest. The Agreement extends the maturity date on all of the Notes collectively to November 30, 2015, and resets the conversion price as applied to the first principal amount of $100,000 of any of the Notes that Tangiers elects to convert into shares to 70% of the of the lowest VWAP of the Registrant’s common stock during the twenty (20) consecutive trading days prior to the date of conversion.  The Agreement also provides that a forbearance fee in the amount of $150,000 shall be added to the aggregate principal balance due. All other terms of the individual Notes as originally agreed remain in effect.

The foregoing is not a complete summary of the terms of the Agreement described herein and reference is made to the complete text of the Agreement as Exhibit 10.5 to this Current Report on Form 8-K, and hereby incorporated by reference.

Item 3.02                      Unregistered Sales of Equity Securities

On December 3, 2014, the Registrant accepted a conversion notice from Beaufort Capital Partners LLC ("Beaufort") to partially satisfy a $55,000 Convertible Promissory Note Agreement ("the Beaufort Note") dated March 27, 2014 with Beaufort.  47,285,714 shares were issued to satisfy $3,310 of the outstanding principal and interest. In accordance with the terms of the Beaufort Note the shares were issued at a price equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion. As of the date of this report the remaining amount currently outstanding on the Beaufort Note, including accrued interest, is now $1,640.

On December 3, 2014, the Registrant accepted a conversion notice from LG Capital Funding LLC ("LG") to partially satisfy a $33,000 Promissory Note ("the LG Note") dated February 3, 2014, with LG. 46,816,142 shares were issued to satisfy $3,277 of the outstanding principal and interest.  In accordance with the terms of the LG Note the shares were issued at prices equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion.  As of the date of this report the remaining amount currently outstanding on the LG Note, including accrued interest, is now $12,775.

On December 4, 2014, the Registrant accepted a conversion notice from Union Capital LLC ("Union") to partially satisfy a $33,000 Convertible Promissory Note Agreement ("the Union Note") dated March 13, 2014 with Union.  40,701,076 shares were issued to satisfy $2,849 of the outstanding principal and interest.  In accordance with the terms of the Union Note the shares were issued at a price equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion. As of the date of this report the remaining amount currently outstanding on the Union Note, including accrued interest, is now $1,842.

On December 5, 2014, the Registrant accepted a conversion notice from WHC Capital, LLC ("WHC") to partially satisfy a $55,000 Convertible Promissory Note Agreement ("the WHC Note") dated April 21, 2014, with WHC.  49,790,000 shares were issued to satisfy $3,485 of the outstanding principal and interest.  In accordance with the terms of the WHC Note the shares were issued at a price equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion. As of the date of this report the remaining amount currently outstanding on the WHC Note, including accrued interest, is now $39,832.

Beaufort, LG, Union, and WHC are each an “accredited investor” as defined under Rule 501 of Regulation D.  The Company believes that these transactions are exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Notes are attached hereto and incorporated by reference as Exhibits 10.1 through 10.4.

As of the date of this report the Registrant has 1,132,614,648 shares of its common stock issued and outstanding and 1,100,515,737 shares in the public float.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Six Month Convertible Promissory Note with Beaufort Capital Partners, LLC dated  March 27, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on April 2, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Nine Month Convertible Redeemable Note with LG Capital Funding, LLC dated  February 3, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 6, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Twelve Month Convertible Redeemable Note with Union Capital, LLC dated  March 13, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on March 14, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Twelve Month Convertible Promissory Note with WHC Capital, LLC dated  April 21, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on April 23, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.5	Master Loan and Security Agreement with Tangiers Investors dated December 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: December 8, 2014